UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12

US FOODS HOLDING CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Your Vote Counts! US FOODS HOLDING CORP. 2021 Annual Meeting Vote by May 19, 2021 11:59 PM ET
US FOODS HOLDING CORP. 9399 WEST HIGGINS ROAD SUITE 100 ROSEMONT, IL 60018

D43417-P47541

You invested in US FOODS HOLDING CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting of Stockholders to be held on May 20, 2021 at 9:00 AM CDT.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by request on or before May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 20, 2021 9:00 AM CDT
Virtually at: www.virtualshareholdermeeting.com/USFD2021

*Please check the meeting materials for any special requirements for meeting attendance.	V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Cheryl A. Bachelder	For
1b.	Court D. Carruthers	For
1c.	John A. Lederer	For
1d.	Carl Andrew Pforzheimer	For
1e.	David M. Tehle	For
1f.	Ann E. Ziegler	For
2.	To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement.	For
3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021.	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D43418-P47541

Your Vote Counts! US FOODS HOLDING CORP. 2021 Annual Meeting Vote by May 19, 2021 11:59 PM ET
US FOODS HOLDING CORP. 9399 WEST HIGGINS ROAD SUITE 100 ROSEMONT, IL 60018

D43419-P47541

You invested in US FOODS HOLDING CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting of Stockholders to be held on May 20, 2021 at 9:00 AM CDT.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by request on or before May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 20, 2021 9:00 AM CDT
Virtually at: www.virtualshareholdermeeting.com/USFD2021

*Please check the meeting materials for any special requirements for meeting attendance.	V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Cheryl A. Bachelder	For
1b.	Court D. Carruthers	For
1c.	John A. Lederer	For
1d.	Carl Andrew Pforzheimer	For
1e.	David M. Tehle	For
1f.	Ann E. Ziegler	For
1g.	Nathaniel H. Taylor	For
2.	To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement.	For
3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021.	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D43420-P47541